UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1776

Name of Registrant: Vanguard Wellesley Income Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2009 – September 30, 2010

Item 1: Reports to Shareholders

Vanguard Wellesley® Income Fund
Annual Report

September 30, 2010

> Vanguard Wellesley Income Fund returned about 12% for the fiscal year ended September 30, 2010.

> The fund’s strong showing bested both its performance benchmark and the average return of its peer funds.

> The stock portion of Wellesley’s portfolio provided a major boost, as its holdings easily outperformed its equity benchmark.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	39
About Your Fund’s Expenses.	40
Trustees Approve Advisory Agreement.	42
Glossary.	43

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2010
Total
Returns
Vanguard Wellesley Income Fund
Investor Shares	12.45%
Admiral™ Shares	12.54
Wellesley Composite Index	10.37
Mixed-Asset Target Allocation Conservative Funds Average	9.11

Wellesley Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays Capital U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2009, Through September 30, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellesley Income Fund
Investor Shares	$19.98	$21.60	$0.821	$0.000
Admiral Shares	48.41	52.34	2.025	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Wellesley Income Fund, which celebrated its 40th anniversary on July 1, posted commendable results for the fiscal year ended September 30, 2010. The fund returned about 12%, well ahead of its benchmark, the Wellesley Composite Index, and the average return of its fund peers.

Wellesley’s strong performance reflected favorable conditions in both the stock and bond markets, along with successful stock selection by its long-time advisor, Wellington Management Company, llp. For the 12-month period, the fund’s equity portfolio, which makes up about one-third of fund assets, gained about 17%, compared with about 9% for its stock benchmark, the FTSE High Dividend Yield Index. Wellesley’s bond portfolio returned about 10%, slightly behind its benchmark, the Barclays Capital U.S. Credit A or Better Bond Index.

Wellesley’s 30-day SEC yield for Investor Shares fell to 2.81% (as of September 30) from 3.66% a year earlier, while the yield for Admiral Shares dropped to 2.86% from 3.76%, a reflection of falling bond yields and rising stock prices.

On October 6, after the close of the period, Vanguard broadened the availability of our lower-cost Admiral Shares. We reduced the Admiral minimums on most of our actively managed funds to $50,000 from $100,000, as part of our ongoing efforts to lower the cost of investing for our clients.

An upbeat end to a worrisome 12 months
Although global stock markets traced a ragged trajectory, they ultimately gained ground for the 12 months ended September 30. Europe’s sovereign debt crisis and a dispiriting lack of vigor in the U.S. economy weighed on stock prices through the spring and summer. In September, however, investor sentiment perked up, buoyed by continued signs of strength in corporate financial statements. The broad U.S. stock market rallied to close the 12-month period with a return of more than 11%. Small-capitalization stocks finished a few steps ahead of their large-cap counterparts.

International stock markets were a mixed bag: middling returns in Europe, stagnation in the Pacific region’s developed markets, and a return of more than 20% from emerging markets. The combined result, as measured by the MSCI All Country World Index ex USA, was a 12-month return of 8%.

Bond prices rallied, driving yields to surprising lows
Bonds produced strong 12-month returns, a gratifying performance that nevertheless raises questions about the prospects for total returns in a fixed income market where yields hover near all-time lows. At the start of the period, the 10-year U.S.

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	10.75%	-6.79%	0.86%
Russell 2000 Index (Small-caps)	13.35	-4.29	1.60
Dow Jones U.S. Total Stock Market Index	11.51	-6.12	1.37
MSCI All Country World Index ex USA (International)	8.00	-6.98	4.72

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.16%	7.42%	6.20%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.81	6.04	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.01	2.47

CPI
Consumer Price Index	1.14%	1.57%	1.90%

Treasury note yielded 3.31%; at the end of the period, the figure was 2.51% as investors bid up bond prices. As yields move lower, of course, the prospect for continued declines—and the attendant rise in prices—diminishes. Corporate bonds performed best for the 12 months. Municipal bonds delivered solid, but more modest, returns.

As has been the case for almost two years now, the yields of money market securities remained near 0%, a consequence of the Federal Reserve Board’s efforts to stimulate the economy by keeping a tight lid on borrowing costs.

The fund’s bond holdings slightly underperformed their benchmark
Wellesley Income Fund is designed to provide a high, sustainable level of current income along with the potential for long-term capital appreciation. The fund’s advisor, Wellington Management Company, invests in both high-quality bonds and dividend-paying stocks in a mix that changes modestly because of price changes in the fund’s holdings and the advisor’s repositioning of the portfolio.

For the recently concluded fiscal year, the advisor maintained a fixed income allocation that fluctuated between 60% and 65%. The fund’s fixed income

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellesley Income Fund	0.31%	0.21%	0.88%

The fund expense ratios shown are from the prospectus dated January 27, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the fund’s expense ratios were 0.28% for Investor Shares and 0.21% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Mixed-Asset Target Allocation Conservative Funds.

fixed income portfolio returned about 10% for the 12 months, a generous total return by the historical standards of the bond market but slightly less than the performance of the fund’s bond benchmark.

Bond selection in the financial sector—including securities issued by brokerages, finance companies, and insurance firms—detracted modestly from relative results. The fund also had a smaller allocation to foreign fixed income securities than did the benchmark. Foreign bond holdings have lately featured more generous yields than their U.S. counterparts, attracting interest from investors worldwide looking for income in a low-interest-rate environment.

Wellesley’s stock portfolio provided outstanding performance
The fund’s stock portfolio turned in an outstanding performance, outperforming its benchmark by more than 7 percentage points. The advisor’s financial selections (+12%) did far better than the same sector in the FTSE High Dividend Yield Index, which returned –2%. M&T Bank and non-index holding Toronto-Dominion Bank did particularly well for the fund. The fund was further bolstered versus the benchmark by the advisor’s avoidance of JPMorgan Chase and Citigroup—two banking giants whose stocks fell during the period.

Total Returns
Ten Years Ended September 30, 2010

Average
Annual Return
Wellesley Income Fund Investor Shares	6.93%
Wellesley Composite Index	5.18
Mixed-Asset Target Allocation Conservative Funds Average	3.27

Wellesley Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays Capital U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The advisor also made profitable stock selections in the information technology arena (+8%), while companies in the index actually returned about –4% during the period. The IT sector did much better across the broad market, but tech companies included in the FTSE High Dividend Yield Index are a smaller group of well-established names with above-average dividends, and they did not benefit from growth expectations for IT. An exception was fund holding Analog Devices, the semiconductor manufacturer that boosted the fund’s bottom line. The advisor’s shunning of Microsoft, whose stock was added to the benchmark in December 2009 and lost ground during the fiscal year, also aided relative performance.

The fund’s holdings in the two retail sectors—consumer discretionary (+29%) and consumer staples (+21%)—also contributed meaningfully to the fund’s superior stock performance.

The fund’s balanced approach has proven its value over time
Wellesley Income Fund’s record during the past tumultuous decade is one that we are proud of. Through the tech stock crash in 2000, wars in Iraq and Afghanistan, and the jolting financial crisis of 2007–2009, Wellesley has recorded an average annual return of about 7%—noticeably better than that of the unmanaged Wellesley Composite Index (about 5%) and the average return of the fund’s peer group (about 3%).

Just as impressive is the fact that during the last ten years, while the fund maintained a relatively steady mix of approximately 65% bonds and 35% stocks, it also exceeded the returns of both the overall U.S. stock and bond markets. Consider that the Dow Jones U.S. Total Stock Market Index’s average annual return was only 0.4%, and that the Barclays U.S. Aggregate Bond Index* posted 6.4% per year, on average. An all-stock portfolio has typically prevailed over longer time periods. Wellesley’s remarkable outperformance is partly a result of the unusually strong headwinds that blew over the stock market. It should be noted that the fund’s sizable allocation to long-term bonds, as rewarding as it has been over the past decade, could produce short-term pain in a rising interest-rate environment.

Since Wellington Management Company launched the fund on July 1, 1970, and continuing after the fund joined Vanguard five years later, Wellington has continued to build on its legacy of prudent management and strong performance. Wellington’s seasoned professionals have a proven track record in selecting investment-grade corporate bonds and stocks of solid, dividend-paying companies in a combination that can generate rewarding long-term returns while dampening volatility. The fund’s ongoing cost advantage has also been a key to its success, allowing you to keep more of the fund’s returns.

*Barclays Capital U.S. Aggregate Bond Index through December 31, 2009; Barclays Capital U.S. Aggregate Float Adjusted Index thereafter.

An enviable four decades of prudent investing
The financial markets, always unpredictable, have been especially volatile over the past few years, underscoring how important it is for investors to take a long-term approach to portfolio management—one epitomized by Vanguard Wellesley Income Fund’s income-plus-growth strategy. Throughout its long advisory tenure, Wellington Management has consistently implemented the time-tested principles of balance, diversification, low turnover, and low costs.

Through the high inflation and bearish markets of the 1970s, brighter times in the 1980s and 1990s, and historic volatility and Great Recession of the 2000s, Wellesley’s long-time shareholders have been rewarded with both consistent income and opportunities for growth of capital. The strategy has generated a performance that has been quite admirable.

We hope you can apply Wellesley’s time-tested approach to the rest of your investment program. No matter what your long-term goals and tolerance for risk, Wellesley’s prudent approach can be used to build and maintain a long-term portfolio.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
October 14, 2010

Advisor’s Report

The Wellesley Income Fund returned 12.45% for Investor Shares in the fiscal year ended September 30, 2010. The return was ahead of its composite benchmark return of 10.37%. The fund’s fixed income holdings returned 9.86% for the period, trailing the 10.38% return of the bond portfolio’s benchmark. Wellesley’s stock portfolio returned 17.21% for the 12 months, which compared favorably to its benchmark return of 9.29%.

Investment environment
The past 12 months produced an extraordinary array of monetary and fiscal policies designed to lift the U.S. economy. Monetary policies have included keeping short-term interest rates near zero, providing emergency credit facilities to the broad assortment of institutional borrowers in the United States and abroad, and buying more than $1.8 trillion of U.S. Treasuries, government agency bonds, and agency mortgage-backed securities. These actions have driven interest rates to extremely low levels across the yield curve and have lowered borrowing costs for many. Fiscal policies have been broad-ranging and include things such as extended unemployment benefits, incentives to lenders to refinance troubled homeowners, and funding for a broad range of public works programs, including tax subsidies via the Build America Bond program.

From an equity standpoint, corporate earnings have been strong because of aggressive cost-cutting and improving revenues. The economic outlook should enable corporations to grow revenues at a moderate pace, and combined with strong operating leverage generated by slimmed down cost structures, should drive attractive earnings growth.

The fund’s successes
The bond portion of the fund delivered a positive absolute return while relative returns were slightly behind the fund’s high-quality corporate bond benchmark. Security selection within the corporate bond sector helped relative returns, as did our allocation to BBB-rated corporate bonds and government agency mortgage-backed securities.

The stock portfolio’s performance was driven in part by strong stock selection in the financials, industrials, and consumer staples sectors. M&T Bank, the fund’s strongest performer in the financials sector, was among the stock portfolio’s top absolute contributors. Within industrials, Eaton and Emerson Electric were among the strongest contributors. Eaton is a diversified electrical equipment company focused on energy efficiency in its product lineup. Incremental margins and an increase in earnings per share estimates helped propel its stock price higher.

The fund’s shortfalls
In the bond portion of the fund, Treasury bonds, held to maintain sufficient portfolio liquidity during uncertain times, detracted from relative returns. The shift in the yield curve, with yields on intermediate-term bonds falling more than yields on short-and long-term bonds, also detracted slightly from relative returns.

In the stock portfolio, security selection within the energy and telecommunication services sectors detracted. Within energy, shares of Total, an integrated oil company, and BP were the largest detractors. BP declined as a result of the catastrophic oil spill at one of its deepwater well sites in the Gulf of Mexico. Total declined on weak production results as recent acquisitions raised investor concern that longer-term returns would decline. Although we trimmed our position, we continue to hold the stock because of its strong reserve profile and balance sheet. In the telecommunications sector, we paid a price for our decision to sell Verizon Communications, which performed strongly during the year. We eliminated our position as the company faces several hurdles, including a declining wireline business and falling margins.

The fund’s positioning
The bond portion of the fund is currently positioned for further modest declines in interest rates as the Federal Reserve is likely to commence another security buying program in the hopes of reigniting growth. Although we remain largely invested in corporate bonds, we do hold some Treasuries as a form of insurance should the recovery falter. We also hold some government agency mortgage-backed securities and continue to like REIT bonds and bonds issued by cable companies and utilities because of their attractive valuations. We hold fewer assets in bonds from foreign governments and their agencies relative to the benchmark, as we believe financial strains will continue to plague these entities for some time.

Within the equity portfolio, our significantly underweighted position in financials shifted to an overweighted position as we largely invested in non-U.S. banks that have been able to maintain their dividends because of stronger balance sheets and tighter lending standards. Other notable sector changes included our moves to increase our position in consumer staples, and reduce our position in industrials. We also decreased the proportion of our overweighted position in energy.

The dominant theme that guides the fund’s investment strategy is our commitment to provide shareholders an attractive level of income by investing in high-quality securities. In general, the fund’s performance is quite sensitive to the direction of interest rates because of its sizeable weighting in bonds and meaningful weighting in high-yielding, interest-rate-sensitive stocks.

Respectfully,

John C. Keogh
Senior Vice President and Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA
Senior Vice President and Equity Portfolio Manager

Wellington Management Company, llp

October 14, 2010

Wellesley Income Fund

Fund Profile
As of September 30, 2010

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWINX	VWIAX
Expense Ratio[1]	0.31%	0.21%
30-Day SEC Yield	2.81%	2.86%

Equity Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Number of Stocks	54	552	3,920
Median Market Cap $53.6B		$53.6B	$27.3B
Price/Earnings Ratio	13.5x	14.4x	17.1x
Price/Book Ratio	2.2x	2.2x	2.1x
Return on Equity	20.8%	21.3%	19.1%
Earnings Growth Rate	1.1%	2.0%	6.4%
Dividend Yield	3.5%	3.2%	1.8%
Foreign Holdings	5.2%	0.0%	0.0%
Turnover Rate	30%	—	—
Short-Term Reserves	4.1%	—	—

Fixed Income Characteristics
		Barclays	Barclays
		Credit	Aggregate
		A or Better	Bond
	Fund	Index	Index
Number of Bonds	430	2,295	8,249
Yield to Maturity
(before expenses)	3.0%	3.0%	2.6%
Average Coupon	5.1%	5.1%	4.3%
Average Duration	5.9 years	6.3 years	4.7 years
Average Effective
Maturity	8.9 years	9.5 years	6.6 years

Total Fund Volatility Measures
		DJ
	Wellesley	U.S. Total
	Composite	Market
	Index	Index
R-Squared	0.96	0.78
Beta	0.88	0.37

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Chevron Corp.	Integrated Oil &
	Gas	4.5%
Merck & Co. Inc.	Pharmaceuticals	4.4
Pfizer Inc.	Pharmaceuticals	3.8
Home Depot Inc.	Home
	Improvement Retail	3.7
Johnson & Johnson	Pharmaceuticals	3.5
AT&T Inc.	Integrated
	Telecommunication
	Services	3.1
ConocoPhillips	Integrated Oil &
	Gas	3.1
Marsh & McLennan Cos.	Insurance Brokers
Inc.		3.1
Kimberly-Clark Corp.	Household
	Products	3.0
Philip Morris	Tobacco
International Inc.		2.7
Top Ten		34.9%
Top Ten as % of Total Net Assets		12.9%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated January 27, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the expense ratios were 0.28% for Investor Shares and 0.21% for Admiral Shares.

Wellesley Income Fund

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Consumer
Discretionary	11.6%	8.3%	11.7%
Consumer Staples	15.9	17.7	10.1
Energy	12.8	11.0	9.7
Financials	12.1	10.3	16.6
Health Care	13.1	12.0	11.2
Industrials	13.4	15.7	11.1
Information
Technology	7.0	8.6	19.0
Materials	4.3	3.9	4.2
Telecommunication
Services	3.3	5.0	2.9
Utilities	6.5	7.5	3.5

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	0.9%
Finance	32.6
Foreign	4.8
Government Mortgage-Backed	4.6
Industrial	31.7
Treasury/Agency	7.4
Utilities	8.1
Other	5.8
Short-Term Reserves	4.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed
income portfolio)
Aaa	17.7%
Aa	23.3
A	42.4
Baa	14.8
Ba	0.2
Not Rated	1.6

For information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2000, Through September 30, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2010
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Wellesley Income Fund Investor
Shares	12.45%	6.08%	6.93%	$19,545
Dow Jones U.S. Total Stock Market
Index	11.51	1.37	0.41	10,421
Barclays Capital U.S. Aggregate Bond
Index	8.16	6.20	6.41	18,616
Wellesley Composite Index	10.37	4.87	5.18	16,575
Mixed-Asset Target Allocation
Conservative Funds Average	9.11	3.29	3.27	13,798

Wellesley Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays Capital U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund

		Average Annual Total Returns
		Periods Ended September 30, 2010
			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(5/14/2001)	Investment
Wellesley Income Fund Admiral
Shares	12.54%	6.18%	6.42%	$89,622
Dow Jones U.S. Total Stock Market
Index	11.51	1.37	2.18	61,212
Barclays Capital U.S. Aggregate
Bond Index	8.16	6.20	6.09	87,029
Wellesley Composite Index	10.37	4.87	4.93	78,556
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 30, 2000, Through September 30, 2010

Wellesley Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (7.5%)
U.S. Government Securities (3.4%)
	United States Treasury Note/Bond	1.000%	9/30/11	186,755	188,040
	United States Treasury Note/Bond	1.375%	5/15/12	235,000	238,781
	United States Treasury Note/Bond	4.375%	11/15/39	98,175	110,094
	United States Treasury Note/Bond	4.375%	5/15/40	65,000	72,973
					609,888
Agency Bonds and Notes (1.2%)
1	Citigroup Inc.	2.875%	12/9/11	25,000	25,723
	Egypt Government AID Bonds	4.450%	9/15/15	22,500	25,411
2,3	Federal Home Loan Mortgage Corp.	4.750%	11/17/15	50,000	57,681
1	General Electric Capital Corp.	3.000%	12/9/11	17,000	17,512
1	General Electric Capital Corp.	2.000%	9/28/12	24,495	25,177
	Residual Funding - Strip	0.000%	7/15/20	27,985	20,889
2	Tennessee Valley Authority	4.375%	6/15/15	35,000	39,459
					211,852
Conventional Mortgage-Backed Securities (2.9%)
2,3	Fannie Mae Pool	3.330%	10/1/20	2,785	2,871
2,3	Fannie Mae Pool	3.400%	10/1/20	5,005	5,143
2,3	Fannie Mae Pool	3.430%	10/1/20	6,810	7,070
2,3	Fannie Mae Pool	3.500%	10/1/20	5,640	5,887
2,3	Fannie Mae Pool	3.540%	9/1/20–10/1/20	1,150	1,186
2,3	Fannie Mae Pool	3.545%	9/1/20	1,000	1,031
2,3	Fannie Mae Pool	3.560%	9/1/20–10/1/20	4,766	4,946
2,3	Fannie Mae Pool	3.580%	10/1/20	1,250	1,302
2,3	Fannie Mae Pool	3.590%	9/1/20	6,000	6,199
2,3	Fannie Mae Pool	3.610%	9/1/20	645	668
2,3	Fannie Mae Pool	3.650%	9/1/20	1,000	1,041
2,3	Fannie Mae Pool	3.660%	10/1/20	5,540	5,840
2,3	Fannie Mae Pool	3.680%	9/1/20–10/1/20	9,073	9,556
2,3	Fannie Mae Pool	3.690%	9/1/20	2,240	2,333
2,3	Fannie Mae Pool	3.700%	9/1/20	1,795	1,870
2,3	Fannie Mae Pool	3.730%	9/1/20	2,255	2,356
2,3	Fannie Mae Pool	3.740%	7/1/20–10/1/20	9,703	10,063
2,3	Fannie Mae Pool	3.750%	8/1/20	6,543	6,850
2,3	Fannie Mae Pool	3.810%	9/1/20	925	972
2,3	Fannie Mae Pool	3.830%	9/1/20	550	579
2,3	Fannie Mae Pool	3.930%	9/1/20	3,100	3,305
2,3	Fannie Mae Pool	3.980%	9/1/20	325	337
2,3	Fannie Mae Pool	3.990%	8/1/20	999	1,049

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,3	Fannie Mae Pool	4.030%	8/1/20	1,299	1,378
2,3	Fannie Mae Pool	4.040%	7/1/20	1,299	1,395
2,3	Fannie Mae Pool	4.880%	9/1/19	2,521	2,824
2,3	Fannie Mae Pool	5.500%	12/1/13–11/1/39	164,012	175,077
2,3	Fannie Mae Pool	6.000%	10/1/40	215,000	230,856
3	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	184	202
3	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	20,154	22,211
					516,397
Nonconventional Mortgage-Backed Securities (0.0%)
2,3	Fannie Mae Pool	4.210%	11/1/19-7/1/20	5,054	5,423
Total U.S. Government and Agency Obligations (Cost $1,306,402)					1,343,560
Asset-Backed/Commercial Mortgage-Backed Securities (0.6%)
3	AmeriCredit Automobile Receivables Trust	3.340%	4/8/16	6,050	6,076
3	Ford Credit Auto Owner Trust	2.170%	10/15/13	7,180	7,293
3,4	Ford Credit Floorplan Master Owner Trust	1.907%	12/15/14	27,000	27,562
3,4	Hertz Vehicle Financing LLC	3.740%	2/25/17	28,680	29,930
3	Hyundai Auto Receivables Trust	2.030%	8/15/13	5,595	5,645
3,4	OBP Depositor LLC Trust	4.646%	7/15/45	23,260	25,245
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $98,517)					101,751
Corporate Bonds (45.3%)
Finance (20.4%)
	Banking(14.6%)
	American Express Co.	7.250%	5/20/14	17,000	19,904
	American Express Co.	5.500%	9/12/16	25,000	28,346
	American Express Co.	6.150%	8/28/17	35,000	40,069
4	ANZ National Int’l Ltd.	2.375%	12/21/12	10,890	11,090
4	ANZ National International Ltd.	6.200%	7/19/13	9,165	10,219
	Bank of America Corp.	4.875%	1/15/13	43,100	45,761
	Bank of America Corp.	7.375%	5/15/14	12,590	14,467
	Bank of America Corp.	5.375%	6/15/14	25,525	27,685
	Bank of America Corp.	5.625%	10/14/16	22,500	24,315
	Bank of America Corp.	5.650%	5/1/18	15,000	15,902
	Bank of America Corp.	5.625%	7/1/20	25,000	26,434
	Bank of New York Mellon Corp.	4.300%	5/15/14	24,670	27,091
	Bank of New York Mellon Corp.	2.950%	6/18/15	14,750	15,525
	Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	57,673
	Bank of Nova Scotia	3.400%	1/22/15	47,000	50,095
	Bank One Corp.	7.750%	7/15/25	25,000	31,217
	Barclays Bank PLC	5.000%	9/22/16	12,865	14,109
	Barclays Bank PLC	6.750%	5/22/19	18,605	22,177
	Barclays Bank PLC	5.125%	1/8/20	20,000	21,618
	BB&T Corp.	4.750%	10/1/12	16,000	16,943
	BB&T Corp.	5.250%	11/1/19	19,000	20,541
	Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	18,123
	BNP Paribas	3.250%	3/11/15	34,770	36,229
	Capital One Financial Corp.	7.375%	5/23/14	18,335	21,408
	Citigroup Inc.	6.010%	1/15/15	15,000	16,496
	Citigroup Inc.	4.750%	5/19/15	14,725	15,510
	Citigroup Inc.	8.500%	5/22/19	28,000	34,650
	Citigroup Inc.	5.375%	8/9/20	46,320	47,957
	Citigroup Inc.	6.625%	6/15/32	9,000	9,298
	Citigroup Inc.	6.000%	10/31/33	15,000	14,507
	Citigroup Inc.	5.850%	12/11/34	15,000	14,921
	Citigroup Inc.	6.125%	8/25/36	50,000	48,820

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Citigroup Inc.	8.125%	7/15/39	3,380	4,269
	Comerica Inc.	3.000%	9/16/15	3,065	3,104
4	Commonwealth Bank of Australia	3.750%	10/15/14	13,000	13,793
4	Credit Agricole SA	3.500%	4/13/15	28,000	28,875
	Credit Suisse	3.500%	3/23/15	22,970	24,164
	Credit Suisse	5.300%	8/13/19	9,000	9,980
	Credit Suisse	4.375%	8/5/20	25,000	25,536
	Credit Suisse AG	5.400%	1/14/20	22,000	23,457
	Credit Suisse USA Inc.	5.125%	1/15/14	23,825	26,289
	Credit Suisse USA Inc.	4.875%	1/15/15	5,430	6,008
	Credit Suisse USA Inc.	7.125%	7/15/32	13,300	17,106
	Deutsche Bank AG	4.875%	5/20/13	30,000	32,667
	Deutsche Bank AG	3.450%	3/30/15	44,000	46,260
	Goldman Sachs Group Inc.	4.750%	7/15/13	18,000	19,296
	Goldman Sachs Group Inc.	5.250%	10/15/13	29,400	31,943
	Goldman Sachs Group Inc.	6.000%	5/1/14	16,695	18,601
	Goldman Sachs Group Inc.	6.250%	9/1/17	49,000	55,224
	Goldman Sachs Group Inc.	7.500%	2/15/19	20,790	24,780
	Goldman Sachs Group Inc.	6.000%	6/15/20	20,000	21,992
	Goldman Sachs Group Inc.	6.125%	2/15/33	20,000	21,894
	Goldman Sachs Group Inc.	6.450%	5/1/36	25,000	24,997
4	HBOS PLC	6.000%	11/1/33	19,000	14,715
4	HSBC Bank PLC	3.500%	6/28/15	30,000	31,549
	HSBC Bank USA NA	4.625%	4/1/14	13,100	14,053
	HSBC Bank USA NA	5.875%	11/1/34	21,000	21,927
	HSBC Holdings PLC	7.625%	5/17/32	15,800	18,272
	HSBC Holdings PLC	6.500%	5/2/36	22,000	24,479
4	ING Bank NV	2.650%	1/14/13	22,000	22,443
	JPMorgan Chase & Co.	5.750%	1/2/13	14,000	15,240
	JPMorgan Chase & Co.	4.750%	5/1/13	8,000	8,682
	JPMorgan Chase & Co.	4.650%	6/1/14	16,500	18,064
	JPMorgan Chase & Co.	5.125%	9/15/14	9,665	10,608
	JPMorgan Chase & Co.	3.700%	1/20/15	24,000	25,365
	JPMorgan Chase & Co.	6.300%	4/23/19	68,310	79,285
3	JPMorgan Chase & Co.	7.900%	12/29/49	23,350	24,985
4	Lloyds TSB Bank PLC	4.375%	1/12/15	14,665	15,065
	Mellon Funding Corp.	5.000%	12/1/14	12,000	13,428
	Merrill Lynch & Co. Inc.	5.000%	2/3/14	15,000	15,963
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	32,000	35,913
	Merrill Lynch & Co. Inc.	6.110%	1/29/37	30,000	29,380
	Morgan Stanley	5.300%	3/1/13	37,925	40,846
	Morgan Stanley	6.000%	5/13/14	15,000	16,510
	Morgan Stanley	4.000%	7/24/15	32,000	32,786
	Morgan Stanley	7.300%	5/13/19	31,455	36,113
	Morgan Stanley	5.500%	7/24/20	25,000	25,826
	Morgan Stanley	7.250%	4/1/32	51,100	59,437
	National City Bank	5.800%	6/7/17	50,000	55,200
	National City Bank of Pennsylvania	7.250%	10/21/11	22,000	23,184
4	Nordea Bank AB	3.700%	11/13/14	12,155	12,854
	Northern Trust Co.	4.600%	2/1/13	10,000	10,768
	Northern Trust Corp.	4.625%	5/1/14	6,130	6,776
	PNC Bank NA	5.250%	1/15/17	16,000	17,222
3	PNC Financial Services Group Inc.	8.250%	5/31/49	12,000	12,660
	PNC Funding Corp.	4.250%	9/21/15	5,765	6,236
4	Rabobank Nederland NV	3.200%	3/11/15	28,000	29,297
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	18,975	19,002

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Royal Bank of Scotland PLC	4.875%	3/16/15	27,000	28,414
4	Standard Chartered PLC	3.850%	4/27/15	8,525	8,880
	State Street Corp.	5.375%	4/30/17	55,500	62,470
	SunTrust Bank	6.375%	4/1/11	15,000	15,407
4	Svenska Handelsbanken AB	4.875%	6/10/14	29,000	31,502
	UBS AG	2.750%	1/8/13	30,000	30,602
	UBS AG	3.875%	1/15/15	26,000	27,087
	UBS AG	4.875%	8/4/20	25,000	26,352
	US Bancorp	2.875%	11/20/14	17,000	17,778
	US Bank NA	6.375%	8/1/11	25,000	26,188
	US Bank NA	4.950%	10/30/14	12,400	13,833
	Wachovia Bank NA	4.800%	11/1/14	19,640	21,323
	Wachovia Corp.	4.875%	2/15/14	19,250	20,637
	Wachovia Corp.	5.250%	8/1/14	14,495	15,812
	Wachovia Corp.	6.605%	10/1/25	15,000	16,467
	Wells Fargo & Co.	3.750%	10/1/14	20,000	21,241
	Wells Fargo & Co.	3.625%	4/15/15	11,400	12,117
	Wells Fargo & Co.	5.625%	12/11/17	32,000	36,226
	Wells Fargo Bank NA	5.950%	8/26/36	25,000	26,010
	Wells Fargo Financial Inc.	5.500%	8/1/12	34,100	36,687

	Brokerage (0.2%)
	Ameriprise Financial Inc.	5.300%	3/15/20	6,625	7,298
	Charles Schwab Corp.	4.950%	6/1/14	7,650	8,476
	Nomura Holdings Inc.	5.000%	3/4/15	10,295	11,123

	FinanceCompanies (1.2%)
	General Electric Capital Corp.	5.450%	1/15/13	25,550	27,796
	General Electric Capital Corp.	5.900%	5/13/14	10,565	11,972
	General Electric Capital Corp.	6.750%	3/15/32	75,000	83,179
	General Electric Capital Corp.	5.875%	1/14/38	50,000	50,571
	General Electric Capital Corp.	6.875%	1/10/39	33,000	37,693
	HSBC Finance Corp.	4.750%	7/15/13	12,225	13,013

	Insurance (3.1%)
	ACE INA Holdings Inc.	5.700%	2/15/17	15,000	16,806
	ACE INA Holdings Inc.	5.900%	6/15/19	15,000	17,413
	Aetna Inc.	6.500%	9/15/18	5,395	6,379
	Allstate Corp.	7.500%	6/15/13	20,000	22,934
	Allstate Corp.	6.200%	5/16/14	7,000	8,140
	Allstate Corp.	7.450%	5/16/19	10,000	12,470
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	32,000	36,542
	Genworth Global Funding Trusts	5.125%	3/15/11	17,635	17,963
	Genworth Global Funding Trusts	5.750%	5/15/13	10,000	10,496
4	Genworth Life Institutional Funding Trust	5.875%	5/3/13	12,000	12,688
	Hartford Financial Services Group Inc.	5.500%	10/15/16	16,665	17,476
	Hartford Financial Services Group Inc.	6.100%	10/1/41	26,000	23,846
4	Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	24,307
4	MassMutual Global Funding II	3.625%	7/16/12	11,248	11,683
4	MassMutual Global Funding II	2.875%	4/21/14	3,878	4,004
4	Metropolitan Life Global Funding I	2.875%	9/17/12	16,000	16,467
4	Metropolitan Life Global Funding I	5.125%	4/10/13	25,000	27,203
4	Metropolitan Life Global Funding I	5.125%	6/10/14	15,000	16,627
4	Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	29,310
4	New York Life Insurance Co.	5.875%	5/15/33	44,785	49,791
	Principal Life Income Funding Trusts	5.125%	3/1/11	18,895	19,237

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Prudential Financial Inc.	5.800%	6/15/12	29,165	31,166
	Prudential Financial Inc.	5.100%	9/20/14	12,000	13,098
	Prudential Financial Inc.	4.750%	6/13/15	21,000	22,787
	Travelers Cos. Inc.	5.800%	5/15/18	8,690	9,942
	Travelers Cos. Inc.	5.900%	6/2/19	9,400	10,907
	UnitedHealth Group Inc.	6.000%	2/15/18	19,000	22,102
	UnitedHealth Group Inc.	6.625%	11/15/37	15,000	17,385
	WellPoint Inc.	4.350%	8/15/20	25,635	26,598

	Other Finance (0.2%)
	NYSE Euronext	4.800%	6/28/13	24,540	26,782

	Real Estate Investment Trusts (1.1%)
	Duke Realty LP	5.950%	2/15/17	2,100	2,248
	Duke Realty LP	6.500%	1/15/18	7,000	7,648
	HCP Inc.	6.000%	1/30/17	20,000	21,196
	ProLogis	6.875%	3/15/20	16,075	15,810
	Realty Income Corp.	5.950%	9/15/16	9,940	11,019
	Realty Income Corp.	5.750%	1/15/21	8,675	9,259
	Simon Property Group LP	5.100%	6/15/15	16,000	17,757
	Simon Property Group LP	5.250%	12/1/16	5,000	5,598
	Simon Property Group LP	5.875%	3/1/17	25,000	28,492
	Simon Property Group LP	6.125%	5/30/18	6,625	7,645
	Simon Property Group LP	4.375%	3/1/21	22,000	22,178
4	WEA Finance LLC	7.125%	4/15/18	21,425	25,181
4	WEA Finance LLC / WT Finance Aust Pty Ltd.	7.500%	6/2/14	25,000	29,089
					3,675,291
Industrial (19.8%)
	BasicIndustry (1.0%)
	BHP Billiton Finance USA Ltd.	4.800%	4/15/13	33,500	36,483
	EI du Pont de Nemours & Co.	4.125%	3/6/13	27,200	29,201
	Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	15,815
	Praxair Inc.	6.375%	4/1/12	25,000	27,069
	Rio Tinto Alcan Inc.	4.875%	9/15/12	10,500	11,192
	Rio Tinto Alcan Inc.	4.500%	5/15/13	22,300	23,910
	Rio Tinto Finance USA Ltd.	5.875%	7/15/13	25,000	27,854

	CapitalGoods (2.0%)
	3M Co.	6.375%	2/15/28	25,000	30,637
	Boeing Co.	3.750%	11/20/16	23,500	25,604
	Caterpillar Financial Services Corp.	2.000%	4/5/13	9,880	10,122
	Caterpillar Financial Services Corp.	2.750%	6/24/15	7,500	7,838
	Caterpillar Inc.	6.950%	5/1/42	15,000	19,588
	Deere & Co.	4.375%	10/16/19	13,090	14,399
	Dover Corp.	4.875%	10/15/15	10,000	11,456
	Eaton Corp.	5.750%	7/15/12	15,600	16,866
	Eaton Corp.	5.300%	3/15/17	20,000	22,740
	Eaton Corp.	6.500%	6/1/25	10,000	12,352
	General Dynamics Corp.	4.250%	5/15/13	41,100	44,603
4	Hutchison Whampoa International 09/19 Ltd.	5.750%	9/11/19	12,000	13,405
	Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	7,000	7,856
	John Deere Capital Corp.	7.000%	3/15/12	25,000	27,269
	John Deere Capital Corp.	2.950%	3/9/15	6,595	6,968
4	Siemens Financieringsmaatschappij NV	5.750%	10/17/16	45,820	53,563
	United Technologies Corp.	4.875%	5/1/15	15,000	17,158
	United Technologies Corp.	4.500%	4/15/20	24,170	27,076

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Communication (4.9%)
	AT&T Inc.	6.250%	3/15/11	15,500	15,893
	AT&T Inc.	2.500%	8/15/15	26,000	26,538
	AT&T Inc.	6.500%	9/1/37	50,000	57,828
4	AT&T Inc.	5.350%	9/1/40	33,257	33,853
	BellSouth Corp.	6.000%	10/15/11	31,000	32,679
	BellSouth Corp.	6.000%	11/15/34	34,000	35,969
	CBS Corp.	5.750%	4/15/20	3,995	4,438
	Cellco Partnership / Verizon Wireless Capital LLC	7.375%	11/15/13	18,000	21,303
	Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	18,000	20,322
	Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	12,500	17,020
	Comcast Corp.	6.450%	3/15/37	20,000	22,063
	Comcast Corp.	6.950%	8/15/37	45,000	52,610
4	COX Communications Inc.	5.875%	12/1/16	40,000	45,934
	Deutsche Telekom International Finance BV	8.750%	6/15/30	30,000	41,905
	DIRECTV Holdings LLC	5.200%	3/15/20	14,000	15,085
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	4.750%	10/1/14	11,000	12,000
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	3.125%	2/15/16	11,000	11,122
	France Telecom SA	8.500%	3/1/31	40,000	57,905
	Grupo Televisa SA	6.625%	1/15/40	13,805	15,702
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	31,041
^	News America Inc.	5.650%	8/15/20	4,655	5,371
	News America Inc.	6.200%	12/15/34	11,000	11,882
	News America Inc.	6.150%	3/1/37	12,668	13,639
	News America Inc.	6.650%	11/15/37	5,320	6,077
4	SBA Tower Trust	4.254%	4/15/15	16,640	17,714
	Time Warner Cable Inc.	5.850%	5/1/17	70,000	79,802
	Verizon Communications Inc.	4.900%	9/15/15	10,000	11,409
	Verizon Communications Inc.	5.500%	4/1/17	35,000	40,198
	Verizon Communications Inc.	6.100%	4/15/18	11,000	13,105
	Verizon Communications Inc.	6.350%	4/1/19	25,000	30,467
	Verizon Global Funding Corp.	4.375%	6/1/13	14,500	15,774
	Verizon New Jersey Inc.	8.000%	6/1/22	14,585	17,951
	Verizon Virginia Inc.	7.875%	1/15/22	16,000	19,979
	Vodafone Group PLC	5.450%	6/10/19	26,000	30,152

	Consumer Cyclical (3.0%)
4	American Honda Finance Corp.	6.700%	10/1/13	25,000	28,810
4	American Honda Finance Corp.	2.500%	9/21/15	25,000	25,186
	CVS Caremark Corp.	4.875%	9/15/14	12,000	13,312
	CVS Caremark Corp.	6.125%	8/15/16	25,000	29,463
	CVS Caremark Corp.	5.750%	6/1/17	25,000	28,713
	Daimler Finance North America LLC	6.500%	11/15/13	25,000	28,602
	Johnson Controls Inc.	5.000%	3/30/20	29,000	31,879
	Lowe’s Cos. Inc.	5.000%	10/15/15	21,356	24,594
	Lowe’s Cos. Inc.	6.650%	9/15/37	5,000	6,179
	Lowe’s Cos. Inc.	5.800%	4/15/40	10,280	11,558
	McDonald’s Corp.	5.750%	3/1/12	10,000	10,665
	PACCAR Financial Corp.	1.950%	12/17/12	9,820	9,999
	Staples Inc.	9.750%	1/15/14	21,910	27,004
	Target Corp.	5.875%	3/1/12	31,000	33,252
	Target Corp.	5.375%	5/1/17	5,000	5,830
	Target Corp.	6.000%	1/15/18	16,500	19,909
	Target Corp.	7.000%	1/15/38	17,500	22,583

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Time Warner Inc.	5.875%	11/15/16	39,000	45,217
4	Volkswagen International Finance NV	1.625%	8/12/13	24,220	24,296
	Wal-Mart Stores Inc.	3.625%	7/8/20	75,000	78,375
	Walt Disney Co.	5.625%	9/15/16	20,000	23,982
	Western Union Co.	5.930%	10/1/16	12,750	14,936

	Consumer Noncyclical (5.8%)
	Abbott Laboratories	4.350%	3/15/14	20,000	22,071
	Abbott Laboratories	4.125%	5/27/20	10,000	10,834
	Amgen Inc.	6.150%	6/1/18	5,000	6,079
	Amgen Inc.	5.700%	2/1/19	18,055	21,523
	Amgen Inc.	4.500%	3/15/20	1,855	2,051
	Anheuser-Busch Cos. Inc.	6.000%	4/15/11	16,125	16,581
4	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	8,700	11,216
4	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	10,346
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	15,000	16,873
	AstraZeneca PLC	5.900%	9/15/17	50,000	60,079
	Becton Dickinson and Co.	4.550%	4/15/13	25,900	28,266
	Bestfoods	6.625%	4/15/28	25,000	31,780
	Cardinal Health Inc.	5.850%	12/15/17	4,000	4,588
4	Cargill Inc.	6.000%	11/27/17	7,000	8,244
4	Cargill Inc.	6.125%	9/15/36	22,000	24,912
4	Cargill Inc.	6.625%	9/15/37	42,830	51,689
	Coca-Cola Co.	5.350%	11/15/17	50,000	58,777
	Coca-Cola Enterprises Inc.	7.375%	3/3/14	8,098	9,753
	Diageo Capital PLC	5.200%	1/30/13	19,810	21,683
	Diageo Capital PLC	5.500%	9/30/16	11,066	12,888
	Diageo Finance BV	5.500%	4/1/13	10,593	11,717
	Eli Lilly & Co.	6.000%	3/15/12	10,000	10,772
	Eli Lilly & Co.	5.500%	3/15/27	20,000	22,579
	Express Scripts Inc.	6.250%	6/15/14	9,065	10,402
	General Mills Inc.	5.650%	2/15/19	6,850	8,008
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	10,000	11,046
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	20,000	23,676
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	17,418
	Johnson & Johnson	3.800%	5/15/13	9,895	10,677
	Johnson & Johnson	6.730%	11/15/23	15,000	19,748
	Kimberly-Clark Corp.	6.250%	7/15/18	25,000	30,623
	Kraft Foods Inc.	5.625%	11/1/11	12,625	13,259
	Kraft Foods Inc.	4.125%	2/9/16	15,000	16,173
	Kraft Foods Inc.	5.375%	2/10/20	13,000	14,471
	Merck & Co. Inc.	5.300%	12/1/13	16,985	19,142
	Merck & Co. Inc.	4.000%	6/30/15	13,585	15,033
	Merck & Co. Inc.	5.000%	6/30/19	18,000	20,857
	PepsiCo Inc.	3.100%	1/15/15	26,000	27,751
	PepsiCo Inc./NC	5.150%	5/15/12	43,869	47,083
	Pfizer Inc.	5.350%	3/15/15	19,610	22,616
	Pfizer Inc.	6.200%	3/15/19	28,600	35,054
	Philip Morris International Inc.	4.500%	3/26/20	25,000	27,282
3	Procter & Gamble - Esop	9.360%	1/1/21	20,783	27,239
	Procter & Gamble Co.	6.450%	1/15/26	25,000	31,650
	Procter & Gamble Co.	5.550%	3/5/37	25,000	29,073
4	Roche Holdings Inc.	6.000%	3/1/19	27,000	32,605
4	SABMiller PLC	6.500%	7/15/18	30,000	36,274
4	Tesco PLC	5.500%	11/15/17	10,000	11,441

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Thermo Fisher Scientific Inc.	3.250%	11/20/14	5,160	5,446
	Thermo Fisher Scientific Inc.	3.200%	5/1/15	6,020	6,339

	Energy (1.6%)
	Apache Corp.	6.900%	9/15/18	5,000	6,254
	BP Capital Markets PLC	4.750%	3/10/19	18,140	18,885
	Burlington Resources Finance Co.	6.500%	12/1/11	25,000	26,658
	ConocoPhillips	7.000%	3/30/29	11,500	13,954
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	25,000	29,500
	Encana Corp.	6.500%	8/15/34	15,000	17,442
	EOG Resources Inc.	5.625%	6/1/19	8,285	9,713
4	Motiva Enterprises LLC	5.750%	1/15/20	2,535	2,904
	Shell International Finance BV	3.100%	6/28/15	10,000	10,527
	Shell International Finance BV	3.250%	9/22/15	22,000	23,379
	Shell International Finance BV	4.375%	3/25/20	24,000	26,356
	Statoil ASA	2.900%	10/15/14	5,720	6,002
	Statoil ASA	3.125%	8/17/17	33,000	34,322
	Statoil ASA	5.250%	4/15/19	8,895	10,306
	Suncor Energy Inc.	5.950%	12/1/34	13,000	14,067
	Texaco Capital Inc.	8.625%	4/1/32	25,000	35,833

	Other Industrial (0.1%)
4	Hutchison Whampoa International 09/16 Ltd.	4.625%	9/11/15	12,000	12,859

	Technology (1.2%)
	Cisco Systems Inc.	4.450%	1/15/20	21,500	23,611
	Dell Inc.	5.875%	6/15/19	18,250	21,196
	Hewlett-Packard Co.	4.500%	3/1/13	15,000	16,242
	International Business Machines Corp.	5.700%	9/14/17	41,710	49,678
	International Business Machines Corp.	7.000%	10/30/25	25,000	32,536
	Microsoft Corp.	4.500%	10/1/40	19,910	19,876
	Oracle Corp.	3.750%	7/8/14	15,000	16,280
	Oracle Corp.	6.125%	7/8/39	8,000	9,515
	Pitney Bowes Inc.	4.750%	5/15/18	10,000	10,265
	Xerox Corp.	8.250%	5/15/14	10,335	12,379
	Xerox Corp.	6.750%	2/1/17	3,525	4,137
	Xerox Corp.	6.350%	5/15/18	2,395	2,779
	Xerox Corp.	5.625%	12/15/19	1,245	1,389

	Transportation (0.2%)
4	ERAC USA Finance LLC	6.375%	10/15/17	36,290	42,086
					3,576,715
Utilities (5.1%)
	Electric(4.9%)
	Alabama Power Co.	5.550%	2/1/17	11,765	13,615
	Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	17,638
	Carolina Power & Light Co.	6.300%	4/1/38	1,625	2,012
	Consolidated Edison Co. of New York Inc.	5.625%	7/1/12	16,205	17,537
	Consolidated Edison Co. of New York Inc.	4.875%	2/1/13	9,700	10,488
	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	50,000	59,625
	Duke Energy Carolinas LLC	6.250%	1/15/12	20,000	21,417
	Duke Energy Carolinas LLC	5.250%	1/15/18	29,190	33,419
4	EDP Finance BV	6.000%	2/2/18	50,000	51,435
4	Enel Finance International SA	5.125%	10/7/19	17,000	17,995
4	Enel Finance International SA	6.800%	9/15/37	11,665	13,146
	Florida Power & Light Co.	4.850%	2/1/13	12,000	13,069

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Florida Power & Light Co.	6.200%	6/1/36	22,452	27,285
	Florida Power Corp.	6.650%	7/15/11	25,000	26,146
	Georgia Power Co.	5.700%	6/1/17	50,000	58,826
	Midamerican Energy Holdings Co.	6.500%	9/15/37	35,000	41,897
	National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	40,000	43,495
	National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	12,000	13,332
4	Niagara Mohawk Power Corp.	3.553%	10/1/14	16,500	17,413
	Nisource Finance Corp.	6.400%	3/15/18	50,000	57,774
	NSTAR	4.500%	11/15/19	1,880	2,061
	NSTAR Electric Co.	4.875%	10/15/12	20,800	22,391
	Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	11,621
4	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	10,415	10,508
	Peco Energy Co.	4.750%	10/1/12	12,000	12,871
	Potomac Electric Power Co.	6.500%	11/15/37	8,000	9,992
	PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,232
	Public Service Electric & Gas Co.	2.700%	5/1/15	7,970	8,319
	Public Service Electric & Gas Co.	3.500%	8/15/20	10,000	10,323
	SCANA Corp.	6.875%	5/15/11	25,000	25,915
	SCANA Corp.	6.250%	2/1/12	28,930	30,780
	Southern California Edison Co.	5.000%	1/15/14	11,800	13,116
	Southern California Edison Co.	5.500%	8/15/18	31,730	37,572
	Southern Co.	5.300%	1/15/12	20,000	21,049
	Virginia Electric and Power Co.	4.750%	3/1/13	16,350	17,697
	Virginia Electric and Power Co.	5.950%	9/15/17	50,000	59,991
	Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	15,688

	NaturalGas (0.2%)
4	DCP Midstream LLC	6.450%	11/3/36	9,375	10,241
	TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	31,475
					912,406
	Total Corporate Bonds (Cost $7,438,698)				8,164,412
	Sovereign Bonds (U.S. Dollar-Denominated) (3.0%)
4	Abu Dhabi National Energy Co.	5.875%	10/27/16	10,000	10,685
	Asian Development Bank	4.500%	9/4/12	40,000	42,986
4	Austria Government International Bond	2.000%	11/15/12	18,170	18,624
	Bank Nederlandse Gemeenten	6.000%	3/26/12	50,000	53,588
4	CDP Financial Inc.	4.400%	11/25/19	22,000	23,560
4	EDF SA	4.600%	1/27/20	27,000	29,460
	European Investment Bank	4.625%	5/15/14	54,000	60,374
	European Investment Bank	4.625%	10/20/15	15,000	17,174
	Japan Bank for International Cooperation/Japan	4.750%	5/25/11	35,000	35,950
	Kreditanstalt fuer Wiederaufbau	4.125%	10/15/14	22,000	24,385
	Oesterreichische Kontrollbank AG	4.500%	3/9/15	17,000	19,060
	Province of New Brunswick Canada	5.200%	2/21/17	30,000	35,024
	Province of Ontario Canada	4.500%	2/3/15	40,000	44,938
	Province of Ontario Canada	4.400%	4/14/20	48,000	53,250
	Province of Quebec Canada	6.125%	1/22/11	19,500	19,830
	Province of Quebec Canada	5.125%	11/14/16	20,000	23,281
4	Qatar Government International Bond	4.000%	1/20/15	17,000	17,910
4	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	7,855	8,602
	Total Sovereign Bonds (Cost $492,788)				538,681

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Taxable Municipal Bonds (3.6%)
Bay Area Toll Auth. CA Toll Bridge Rev.	6.263%	4/1/49	24,560	27,202
Chicago IL Metro. Water Reclamation Dist. GO	5.720%	12/1/38	4,445	5,056
Chicago IL O’Hare International Airport Rev.	6.845%	1/1/38	12,090	12,623
Chicago IL O’Hare International Airport Rev.	6.395%	1/1/40	13,390	14,287
Dallas TX Area Rapid Transit Rev.	5.999%	12/1/44	22,485	26,229
District of Columbia Income Tax Rev.	5.591%	12/1/34	6,480	7,013
Duke Univ. North Carolina Rev.	5.850%	4/1/37	62,165	72,621
Illinois State Tollway Highway Auth.
Toll Highway Rev.	6.184%	1/1/34	15,840	16,904
Los Angeles CA Dept. of Water & Power Rev.	6.008%	7/1/39	11,230	12,322
Los Angeles CA USD GO	5.750%	7/1/34	30,000	30,260
Maryland Transp. Auth. Rev.	5.888%	7/1/43	12,005	13,236
Massachusetts Dev. Finance Agency Rev.
(Harvard Univ.)	6.300%	10/1/37	68,000	78,719
Massachusetts School Building Auth.
Dedicated Sales Tax Rev.	5.715%	8/15/39	22,000	24,951
New Jersey Econ. Dev. Auth.	7.425%	2/15/29	46,080	53,832
New Jersey Educ. Fac. Auth. Rev.
(Princeton Univ.)	5.700%	3/1/39	13,020	15,416
New Jersey Turnpike Auth. Rev.	7.414%	1/1/40	28,975	36,147
New York State Thruway Auth. Rev.	5.883%	4/1/30	29,670	33,328
North Texas Tollway Auth. Rev.	6.718%	1/1/49	31,250	34,294
Oregon GO	4.759%	6/30/28	15,000	15,454
Oregon State Dept. Transp. Highway Usertax Rev.	5.834%	11/15/34	14,510	16,549
Port Auth. of New York & New Jersey Rev.	5.859%	12/1/24	9,605	10,725
Port Auth. of New York & New Jersey Rev.	6.040%	12/1/29	5,665	6,371
San Antonio TX Electric & Gas Rev.	5.985%	2/1/39	6,175	7,265
Texas State Transp. Comm. First Tier	5.178%	4/1/30	12,275	13,215
Univ. of California Regents	6.583%	5/15/49	12,635	13,969
Univ. of California Rev.	5.770%	5/15/43	23,675	24,937
Utah GO	3.289%	7/1/20	22,900	22,992
Wisconsin GO	5.700%	5/1/26	9,000	9,805
Total Taxable Municipal Bonds (Cost $603,295)				655,722

Wellesley Income Fund

		Market
		Value
Shares		($000)
Common Stocks (36.8%)
Consumer Discretionary (4.3%)
Home Depot Inc.	7,825,300	247,905
McDonald’s Corp.	2,389,500	178,042
Genuine Parts Co.	3,479,900	155,169
Stanley Black &
Decker Inc.	1,836,400	112,535
Mattel Inc.	3,255,900	76,383
		770,034
Consumer Staples (5.8%)
Kimberly-Clark Corp.	3,100,800	201,707
Philip Morris
International Inc.	3,251,300	182,138
Kraft Foods Inc.	5,063,600	156,263
Sysco Corp.	4,382,200	124,980
Altria Group Inc.	4,380,300	105,215
PepsiCo Inc.	1,265,000	84,047
Unilever NV	2,507,900	74,936
HJ Heinz Co.	1,562,300	74,006
Lorillard Inc.	639,600	51,366
		1,054,658
Energy (4.7%)
Chevron Corp.	3,723,900	301,822
ConocoPhillips	3,591,900	206,283
Total SA ADR	2,283,600	117,834
Exxon Mobil Corp.	1,723,500	106,495
Royal Dutch Shell PLC
Class B	2,115,952	61,818
Marathon Oil Corp.	1,714,700	56,756
		851,008
Financials (4.5%)
Marsh &
McLennan Cos. Inc.	8,503,400	205,102
^ Toronto-Dominion Bank	2,414,200	174,450
HSBC Holdings PLC	10,257,600	103,765
National Bank of Canada	1,562,200	98,585
Chubb Corp.	1,646,400	93,828
M&T Bank Corp.	1,077,000	88,109
Credit Suisse Group
AG ADR	1,026,000	43,667
		807,506
Health Care (4.8%)
Merck & Co. Inc.	7,907,150	291,062
Pfizer Inc.	14,819,400	254,449
Johnson & Johnson	3,800,500	235,479
AstraZeneca PLC ADR	1,782,700	90,383
		871,373

		Market
		Value
	Shares	($000)
Industrials (4.9%)
3M Co.	2,096,900	181,822
Waste Management Inc.	4,448,400	158,986
Eaton Corp.	1,788,500	147,533
General Electric Co.	8,691,000	141,229
Emerson Electric Co.	2,299,500	121,092
Illinois Tool Works Inc.	2,046,500	96,226
Schneider Electric SA	324,427	41,216
		888,104
Information Technology (2.6%)
Analog Devices Inc.	4,611,800	144,718
Intel Corp.	6,912,900	132,935
Maxim Integrated
Products Inc.	6,839,800	126,605
Taiwan Semiconductor
Manufacturing Co. Ltd.
ADR	5,720,900	58,010
		462,268
Materials (1.6%)
EI du Pont de
Nemours & Co.	2,864,900	127,832
PPG Industries Inc.	1,039,200	75,654
Packaging Corp.
of America	2,706,900	62,719
Nucor Corp.	527,000	20,131
		286,336
Telecommunication Services (1.2%)
AT&T Inc.	7,301,080	208,811
Vodafone Group
PLC ADR	344,900	8,557
		217,368
Utilities (2.4%)
Xcel Energy Inc.	4,105,700	94,308
PG&E Corp.	1,769,600	80,375
American Electric
Power Co. Inc.	1,974,900	71,551
^ Cia Energetica de
Minas Gerais ADR	4,100,580	67,209
NextEra Energy Inc.	1,153,600	62,744
Dominion Resources Inc.	1,282,300	55,985
		432,172
Total Common Stocks
(Cost $5,513,332)		6,640,827

Wellesley Income Fund

				Market
		Maturity		Value
	Coupon	Date	Shares	($000)
Temporary Cash Investments (4.4%)
Money Market Fund (0.3%)
5,6 Vanguard Market Liquidity Fund	0.261%		43,854,680	43,855

			Face
			Amount
			($000)
Repurchase Agreements (4.1%)
Bank of America Securities, LLC
(Dated 9/30/10, Repurchase Value
$360,303,000, collateralized by
Government National Mortgage Assn.
5.500%, 7/20/40, Federal Home Loan
Mortgage Corp. 3.464%–4.500%,
9/1/35–3/1/39, Federal National
Mortgage Assn. 5.000%–6.000%,
8/1/24–2/1/38)	0.300%	10/1/10	360,300	360,300
Goldman Sachs & Co.
(Dated 9/30/10, Repurchase Value
$384,103,000, collateralized by
Government National Mortgage Assn.
5.000%, 7/20/40)	0.250%	10/1/10	384,100	384,100
				744,400
Total Temporary Cash Investments (Cost $788,255)				788,255
Total Investments (101.2%) (Cost $16,241,287)				18,233,208
Other Assets and Liabilities (-1.2%)
Other Assets				227,736
Liabilities[6]				(445,165)
				(217,429)
Net Assets (100%)				18,015,779

Wellesley Income Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	16,637,789
Overdistributed Net Investment Income	(12,683)
Accumulated Net Realized Losses	(601,253)
Unrealized Appreciation (Depreciation)
Investment Securities	1,991,921
Foreign Currencies	5
Net Assets	18,015,779

Investor Shares—Net Assets
Applicable to 465,722,291 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,060,896
Net Asset Value Per Share—Investor Shares	$21.60

Admiral Shares—Net Assets
Applicable to 151,997,329 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,954,883
Net Asset Value Per Share—Admiral Shares	$52.34

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $42,656,000.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the aggregate value of these securities was $1,276,285,000, representing 7.1% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $43,855,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
USD—United School District.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Dividends[1]	229,321
Interest	437,026
Security Lending	2,653
Total Income	669,000
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,865
Performance Adjustment	1,390
The Vanguard Group—Note C
Management and Administrative—Investor Shares	17,124
Management and Administrative—Admiral Shares	8,684
Marketing and Distribution—Investor Shares	1,995
Marketing and Distribution—Admiral Shares	1,231
Custodian Fees	114
Auditing Fees	26
Shareholders’ Reports—Investor Shares	209
Shareholders’ Reports—Admiral Shares	37
Trustees’ Fees and Expenses	27
Total Expenses	38,702
Net Investment Income	630,298
Realized Net Gain (Loss)
Investment Securities Sold	233,921
Futures Contracts	(7,160)
Swap Contracts	(977)
Foreign Currencies	(61)
Realized Net Gain (Loss)	225,723
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,011,388
Foreign Currencies	57
Change in Unrealized Appreciation (Depreciation)	1,011,445
Net Increase (Decrease) in Net Assets Resulting from Operations	1,867,466
1 Dividends are net of foreign withholding taxes of $3,693,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	630,298	593,858
Realized Net Gain (Loss)	225,723	(773,577)
Change in Unrealized Appreciation (Depreciation)	1,011,445	1,274,194
Net Increase (Decrease) in Net Assets Resulting from Operations	1,867,466	1,094,475
Distributions
Net Investment Income
Investor Shares	(355,830)	(346,058)
Admiral Shares	(278,229)	(250,014)
Realized Capital Gain
Investor Shares	—	(116,598)
Admiral Shares	—	(82,204)
Total Distributions	(634,059)	(794,874)
Capital Share Transactions
Investor Shares	1,340,723	565,289
Admiral Shares	1,646,688	533,245
Net Increase (Decrease) from Capital Share Transactions	2,987,411	1,098,534
Total Increase (Decrease)	4,220,818	1,398,135
Net Assets
Beginning of Period	13,794,961	12,396,826
End of Period[1]	18,015,779	13,794,961
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($12,683,000) and ($9,872,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$19.98	$19.60	$22.30	$21.95	$21.66
Investment Operations
Net Investment Income	.819	.914	.981	.933	.904
Net Realized and Unrealized Gain (Loss)
on Investments	1.622	.703	(2.421)	1.015	.673
Total from Investment Operations	2.441	1.617	(1.440)	1.948	1.577
Distributions
Dividends from Net Investment Income	(.821)	(.916)	(1.002)	(.926)	(.903)
Distributions from Realized Capital Gains	—	(.321)	(.258)	(.672)	(.384)
Total Distributions	(.821)	(1.237)	(1.260)	(1.598)	(1.287)
Net Asset Value, End of Period	$21.60	$19.98	$19.60	$22.30	$21.95

Total Return[1]	12.45%	9.01%	-6.72%	9.16%	7.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,061	$8,021	$7,281	$8,038	$7,580
Ratio of Total Expenses to
Average Net Assets[2]	0.28%	0.31%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.99%	5.00%	4.60%	4.21%	4.21%
Portfolio Turnover Rate	30%	53%	27%	21%	19%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.00%, 0.00%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$48.41	$47.48	$54.02	$53.18	$52.47
Investment Operations
Net Investment Income	2.019	2.259	2.430	2.312	2.247
Net Realized and Unrealized Gain (Loss)
on Investments	3.936	1.713	(5.865)	2.454	1.638
Total from Investment Operations	5.955	3.972	(3.435)	4.766	3.885
Distributions
Dividends from Net Investment Income	(2.025)	(2.264)	(2.480)	(2.298)	(2.245)
Distributions from Realized Capital Gains	—	(.778)	(.625)	(1.628)	(.930)
Total Distributions	(2.025)	(3.042)	(3.105)	(3.926)	(3.175)
Net Asset Value, End of Period	$52.34	$48.41	$47.48	$54.02	$53.18

Total Return	12.54%	9.14%	-6.63%	9.25%	7.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,955	$5,774	$5,116	$5,450	$4,618
Ratio of Total Expenses to
Average Net Assets[1]	0.21%	0.21%	0.15%	0.15%	0.14%
Ratio of Net Investment Income to
Average Net Assets	4.06%	5.10%	4.70%	4.31%	4.32%
Portfolio Turnover Rate	30%	53%	27%	21%	19%

1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.00%, 0.00%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Wellesley Income Fund

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific bond issuer. The fund has sold credit protection through credit default swaps to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an upfront payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Wellesley Income Fund

5. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

6. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

9. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Wellesley Income Fund

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Barclays Capital U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index. For the year ended September 30, 2010, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before an increase of $1,390,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2010, the fund had contributed capital of $3,264,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.31% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,343,560	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	101,751	—
Corporate Bonds	—	8,164,412	—
Sovereign Bonds	—	538,681	—
Taxable Municipal Bonds	—	655,722	—
Common Stocks	6,434,028	206,799	—
Temporary Cash Investments	43,855	744,400	—
Total	6,477,883	11,755,325	—

Wellesley Income Fund

E. Realized net gain (loss) on derivatives for the year ended September 30, 2010, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(7,160)	—	(7,160)
Swap Contracts	—	(977)	(977)
Realized Net Gain (Loss) on Derivatives	(7,160)	(977)	(8,137)

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2010, the fund realized net foreign currency losses of $61,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $1,011,000 on swap contracts have been reclassified from accumulated net realized losses to overdistributed net investment income.

For tax purposes, at September 30, 2010, the fund had $15,515,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $589,662,000 to offset future net capital gains through September 30, 2018.

At September 30, 2010, the cost of investment securities for tax purposes was $16,252,688,000. Net unrealized appreciation of investment securities for tax purposes was $1,980,520,000, consisting of unrealized gains of $2,164,305,000 on securities that had risen in value since their purchase and $183,785,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2010, the fund purchased $4,865,048,000 of investment securities and sold $2,253,798,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,333,957,000 and $2,368,162,000, respectively.

Wellesley Income Fund

H. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,777,302	133,827	1,583,179	86,433
Issued in Lieu of Cash Distributions	324,495	15,612	421,570	23,065
Redeemed	(1,761,074)	(85,147)	(1,439,460)	(79,544)
Net Increase (Decrease)—Investor Shares	1,340,723	64,292	565,289	29,954
Admiral Shares
Issued	2,221,495	44,230	1,091,211	24,462
Issued in Lieu of Cash Distributions	228,400	4,534	275,479	6,219
Redeemed	(803,207)	(16,032)	(833,445)	(19,164)
Net Increase (Decrease)—Admiral Shares	1,646,688	32,732	533,245	11,517

I. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellesley Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 8, 2010

Special 2010 tax information (unaudited) for Vanguard Wellesley Income Fund

This information for the fiscal year ended September 30, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $212,728,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 28.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellesley Income Fund Investor Shares
Periods Ended September 30, 2010

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	12.45%	6.08%	6.93%
Returns After Taxes on Distributions	11.21	4.50	5.22
Returns After Taxes on Distributions and Sale of Fund Shares	8.33	4.47	5.10

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	3/31/2010	9/30/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,060.61	$1.39
Admiral Shares	1,000.00	1,061.31	1.14
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.71	$1.37
Admiral Shares	1,000.00	1,023.97	1.12

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.27% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Wellesley Income Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of the advisor was in the best interest of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm has advised the fund since its inception in 1970. The board also noted that the senior portfolio managers of the fund each have over two decades of investment industry experience. The firm and the fund’s management team have depth and stability. The managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has seen significant growth in assets in the past decade.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that the results have been solid. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Moody’s Investors Service and Standard & Poor’s, and the higher rating for each issue is used.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at Vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	JamesM. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q270 112010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2010: $26,000
Fiscal Year Ended September 30, 2009: $23,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2010: $3,607,060
Fiscal Year Ended September 30, 2009: $3,354,640

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2010: $791,350
Fiscal Year Ended September 30, 2009: $876,210

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2010: $336,090
Fiscal Year Ended September 30, 2009: $423,070

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2010: $16,000
Fiscal Year Ended September 30, 2009: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2010: $352,090
Fiscal Year Ended September 30, 2009: $423,070

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

          (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
          (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2010

VANGUARD WELLESLEY INCOME FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 18, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number
33-53683, Incorporated by Reference.